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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

April 21, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2004. The net asset value at that date was $29.09 per share. During the quarter, three $0.17 per share monthly dividends were paid. In addition, on March 2, 2004, the fund announced a 2.9% increase in the dividend rate and declared its next three monthly dividends of $0.175 per share, payable on April 30, 2004, May 28, 2004 and June 30, 2004.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers REIT and Preferred Income Fund had a total return, based on income and change in net asset value, of 11.1%. This compares with the NAREIT Equity REIT Index's total return of 12.0% and the Merrill Lynch Preferred Fixed Rate Index's total return of 2.8%.

    The overall equity market was generally choppy during the first quarter as the broad market averages showed little change. Meanwhile, interest rates continued to remain extremely low, and disappointing payroll reports in both January and February led to strong fixed income performance. This environment remained very favorable for both REITs and preferreds, as investors continued to appreciate the potential for both asset classes to provide high current income and portfolio diversification.

    Following the quarter-end, however, bond and stock markets had a decidedly negative response to the strong March jobs report. REITs were especially hard-hit in response to the jobs report (as more fully discussed in the 'Investment Outlook' section below), while corporate preferreds fared much better (although their returns were also negative). One of the key distinguishing characteristics of the fund is that while both asset classes offer the potential for attractive current income, REITs and preferreds are not highly correlated with each other, and, in our view, preferreds may therefore have a steadying effect on the portfolio in times of falling REIT share prices. As a result of their recent price pullback, we believe that REIT valuations, considering improving economic growth prospects, are more attractive now than at any time over the past several months. We have therefore positioned the portfolio to have a greater allocation to REIT common stocks than corporate preferreds (57% vs. 43%, respectively, as of March 31, 2004).

    Approximately two and a half years into an economic recovery, we believe the impact is being felt broadly across the income-producing property markets in many parts of the United States as demand for space is increasing and rents are stabilizing. In our view, the resultant acceleration in REIT cash flow growth rates is what has been driving stock prices since last year. After a modest earnings decline in 2003, our forecast is for earnings growth to accelerate to mid-single digit growth this year and high single digit growth next year.

    The impact of an improving economy has been felt in credit markets as well. Several quarters of strong profitability and a broad-based de-leveraging of balance sheets in 2003 have stabilized credit markets and contributed to a significant reduction in credit spreads (the risk of owning a preferred or corporate bond),

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

including in preferreds. Credit spread compression continued in the first quarter, supporting solid performance of preferreds and corporate bonds. Although it may take awhile, we expect the next phase of the credit cycle to be driven by rising 'top line' pricing power as economic strength begins to be felt more broadly. We believe this will continue to bolster fundamentals and lead to modestly tighter spreads in more economically sensitive sectors -- in particular in industrials and basic goods producers. However, it may also lead to a new leveraging process -- incremental borrowings for organic growth and higher M&A activity -- as the year progresses and into 2005. Hence, we look for fundamentals to continue to improve, but also expect more moderate credit spread gains as prospects for a greater level of corporate borrowing begin to be priced into the credit markets.

    Within the REIT portion of the portfolio, the fund's best performing investments during the quarter were in the regional mall (23.1% total return) and industrial (19.1%) sectors, while the worst performing sector for the fund was the apartment sector (6.6% total return). Ventas Inc., continuing where it left off from last year, was the fund's best performing stock, contributing a total return of 26.5% during the quarter. Other standouts included regional mall owners and operators Glimcher Realty Trust, Macerich Company and Mills Corp., all of which provided total returns in excess of 20%. Laggards during the quarter were Equity Office Properties, Camden Property Trust and Ramco-Gershenson Property Trust, each of which had a total return of less than 3%.

    The fund's preferred and corporate bond holdings performed very well in the first quarter, with particularly good relative performance in many of the institutional preferred holdings. Our higher quality foreign bank preferreds were standout price performers, and we believe that these issues continue to offer good relative value. In addition to strong fundamentals, we believe that the income paid by many of these securities may qualify for the new 15% tax rate on dividends for individuals. While resolution of this issue remains subject to an IRS ruling, we believe that taxable investors have begun to embrace this potential. Many insurance company issues also performed well amid a continuation of the favorable product pricing in this segment, which has led to much-improved earnings and financial strength. Preferreds issued by small banks did well as net interest margins began to expand again following a long period of contraction and as credit losses continued to drop. Lower credit costs also led to good finance company preferred performance. The biggest laggards over the quarter were our automotive holdings, but these have outperformed since the end of the quarter as the major auto manufacturers released very strong earnings reports.

INVESTMENT OUTLOOK

    As discussed, a very strong March increase in U.S. nonfarm payrolls was announced on April 2, 2004, well in excess of consensus expectations (308,000 new jobs created versus an expectation of 120,000). The bond and stock markets reacted negatively to the news due to concerns that the Federal Reserve would raise interest rates. REIT stock prices declined following the release of the jobs report as investors took profits from a group of stocks that had appreciated without interruption for the past 14 months. While REITs have demonstrated little correlation with interest rates over longer periods of time, it appears that in the short-term, the extreme bond market activity has

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

negatively impacted REIT prices. Most of the fund's preferred and bond holdings also fell in price, but to a much more limited degree than the REIT decline.

    We continue to maintain a positive outlook for the U.S. economy. At this time, in our opinion, all the pre-conditions for strong job growth are in place. Corporate profits have staged a dramatic recovery and are at an all-time high as a percentage of GDP. Therefore, it is increasingly profitable for firms to hire the next incremental worker. The recently reported declines in weekly initial jobless claims to three-year lows and the spike in the monthly change in nonfarm payrolls to the highest levels in four years have finally begun to demonstrate that this is occurring. Bond yields have increased significantly since the end of the quarter, and it is possible that higher rates could lie ahead. We have taken a number of steps to address the prospect of higher interest rates within the portfolio in terms of asset weight and security selection.

    We have discretion to allocate the fund's portfolio to as much as 60% in preferred stocks and as little as 40%. We expect to maintain a fixed income weight at the low end of that range, as REITs now appear to be more attractively valued than preferreds, in our view. Our fixed income holdings mostly bear relatively higher coupons, as such higher coupon securities historically have fared better in periods of rising interest rates. Specifically, the weighted-average coupon rate on the fund's fixed income holdings is 7.85%, which is well above the 7.08% weighted-average on the Merrill Lynch Fixed-Rate Preferred Index. Higher coupon instruments generally have been more defensive in past rising rate environments for a number of reasons, including the fact that more of the total return of the instrument is derived from 'clipping coupons' and reinvesting. In addition, we have added some floating-rate securities at the margin, which we believe would benefit from rising rates.

    With respect to our outlook for REITs, we believe that a normal cyclical economic recovery is in the process of unfolding and the supply/demand dynamic in most real estate markets is turning more positive. Though not widely understood, we believe that job growth has actually been occurring for some time. Many of the companies that we invest in are on the front lines of the consumer and corporate economy. A number of the office and apartment companies that we speak with have observed improved leasing activity for their portfolios that would contradict the virtually nonexistent rate of job growth implied by the official government statistics until recently. As a result of the historically low interest rate environment of the last few years, many REITs were able to improve their balance sheets in a way that gives these companies better potential for an attractive spread between property yields and their blended cost of capital. As a result, our forecast is that cash flow growth rates for REITs should begin to accelerate in 2004 after declining in 2003.

    With earnings visibility improving, our forecast is for a resumption of meaningful dividend increases in the next year or two. This is an important factor to consider when assessing how REITs react to rising interest rates. Unlike fixed income securities, REITs have the potential to increase their dividends as the economy expands and companies see their earnings increase, which can help to offset rising rates. During the last economic expansion, for example (the period from 1992 through 2001), REITs increased their dividends on average by about 7% per year. This again represents an important characteristic of the fund. While the fund's main objective is to deliver

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                                       3





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

high current income, the REIT common stock holdings offer the potential for dividend growth over time, unlike funds that invest only in fixed income securities.

    As a result of the recent pullback, REITs are now back to trading closely in line with their underlying net asset values. We therefore believe REIT valuations are now more attractive than at any time over the past several months. While market activity could continue to be choppy over the near term, we believe that REIT fundamentals are poised to continue to improve, which should be positive for dividends and share prices over the intermediate and longer term. The same positive forces that are contributing to a better outlook for REIT fundamentals (i.e., an improving economy) should also be positive for the fundamentals of many of our preferred holdings. In our view, this environment should lead to improving credit characteristics of the fund's preferred holdings and earnings growth of the fund's REIT holdings, which potentially could enhance the dividend-paying ability of these companies and lead to further dividend increases over time. We believe the fund is well positioned to deliver attractive current income, and that the balance of REITs and corporate preferreds will help to temper the cycle of each individual asset class.

Sincerely,

            MARTIN COHEN              ROBERT H. STEERS
            MARTIN COHEN              ROBERT H. STEERS
             President                   Chairman

           GREG E. BROOKS            WILLIAM F. SCAPELL
           GREG E. BROOKS            WILLIAM F. SCAPELL
          Portfolio Manager          Portfolio Manager

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                             OUR LEVERAGE STRATEGY

The bond market reacted to the strong March jobs report released on April 2nd by turning in its worst single day in 20 years, with the yield on the 10-year Treasury bond increasing from 3.9% to 4.2%. While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. In this period of significant interest rate volatility, and with the possibility that interest rates could trend higher in the near term, we want to take the opportunity to review our leverage strategy.

Our leverage strategy involves issuing auction market preferred stock (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of March 31, 2004, AMPS represented 32% of the fund's total capital. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 68% of our leverage at an average interest rate of 3.7%, for an average remaining period of 4.7 years (when we first entered into the swaps, the average term was 5.3 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund was recently able to increase its monthly dividend. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage. The swap contracts also provide a modest NAV cushion, as they are assets of the fund that are marked-to-market daily and will rise in value in a rising rate environment.

                  LEVERAGE FACTS

Leverage (as % of total assets).....................    32%
% Fixed Rate........................................    68%
% Variable Rate.....................................    32%
Average Rate on Swaps...............................   3.7%
Average Term on Swaps...............................   4.7 years
Current Rate on AMPS................................   1.1%

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                                       5











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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2004 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE        YIELD(a)
                                                              -----------   --------------   --------
  COMMON STOCK                                      84.59%(b)
    DIVERSIFIED                                      6.79%
        Colonial Properties Trust..........................       300,000   $   12,240,000     6.57%
        Crescent Real Estate Equities Co. .................     1,490,500       26,784,285     8.35
        iStar Financial....................................       990,000       41,877,000     6.60
        Vornado Realty Trust...............................       239,100       14,460,768     4.70
                                                                            --------------
                                                                                95,362,053
                                                                            --------------
    HEALTH CARE                                     13.72%
        Health Care Property Investors.....................     2,900,600       82,086,980     5.90
        Health Care REIT...................................     1,745,600       70,871,360     5.91
        Nationwide Health Properties.......................     1,362,200       30,336,194     6.65
        Ventas.............................................       335,000        9,205,800     4.73
                                                                            --------------
                                                                               192,500,334
                                                                            --------------
    HOTEL                                            1.80%
        Hospitality Properties Trust.......................       545,200       25,297,280     6.21
                                                                            --------------
    INDUSTRIAL                                       4.14%
        First Industrial Realty Trust......................     1,472,200       58,151,900     6.94
                                                                            --------------
    MORTGAGE                                         2.46%
        Newcastle Investment Corp..........................     1,024,274       34,518,034     7.12
                                                                            --------------
    OFFICE                                          23.86%
        Arden Realty.......................................     1,488,700       48,129,671     6.25
        Brandywine Realty Trust............................       787,800       24,067,290     5.76
        CarrAmerica Realty Corp............................       942,300       31,943,970     5.90
        Equity Office Properties Trust.....................     2,943,300       85,031,937     6.92
        Highwoods Properties...............................       910,200       23,856,342     6.49
        HRPT Properties Trust..............................     1,228,400       13,880,920     7.08
        Koger Equity.......................................       290,000        6,806,300     5.97
        Mack-Cali Realty Corp. ............................     1,209,500       54,318,645     5.61
        Maguire Properties.................................     1,286,100       32,924,160     6.25
        Prentiss Properties Trust..........................       374,900       13,833,810     6.07
                                                                            --------------
                                                                               334,793,045
                                                                            --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.

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                                       6





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
    OFFICE/INDUSTRIAL                                4.73%
        Liberty Property Trust.............................     1,143,300   $   51,448,500     5.38%
        Mission West Properties............................       939,500       12,448,375     7.25
        Reckson Associates Realty Corp. ...................        87,500        2,462,250     6.04
                                                                            --------------
                                                                                66,359,125
                                                                            --------------
    RESIDENTIAL -- APARTMENT                        12.26%
        AMLI Residential Properties Trust..................       590,400       16,678,800     6.80
        Archstone-Smith Trust..............................     2,324,000       68,581,240     5.83
        Camden Property Trust..............................       581,800       26,151,910     5.65
        Gables Residential Trust...........................     1,186,100       42,996,125     6.65
        Mid-America Apartment Communities..................       349,000       12,958,370     6.30
        Town & Country Trust...............................       173,400        4,716,480     6.32
                                                                            --------------
                                                                               172,082,925
                                                                            --------------
    SELF STORAGE                                     0.66%
        Sovran Self Storage................................       222,200        9,281,294     5.77
                                                                            --------------
    SHOPPING CENTER                                 14.17%
      COMMUNITY CENTER                               8.62%
        Cedar Shopping Centers.............................       400,000        5,676,000     4.51
        Heritage Property Investment Trust.................     2,002,300       62,271,530     6.75
        New Plan Excel Realty Trust........................     1,538,100       42,067,035     6.03
        Ramco-Gershenson Properties Trust..................       390,000       10,998,000     5.96
                                                                            --------------
                                                                               121,012,565
                                                                            --------------
      REGIONAL MALL                                  5.55%
        Glimcher Realty Trust..............................     2,074,000       56,205,400     7.08
        Macerich Co........................................       215,200       11,599,280     4.53
        Mills Corp. .......................................       190,200       10,135,758     4.47
                                                                            --------------
                                                                                77,940,438
                                                                            --------------
        TOTAL SHOPPING CENTER..............................                    198,953,003
                                                                            --------------
             TOTAL COMMON STOCK (Identified
               cost -- $945,739,766).......................                  1,187,298,993
                                                                            --------------
  PREFERRED SECURITIES -- $25 PAR VALUE             24.72%
    AGRICULTURAL CHEMICALS                           0.18%
        Agrium, 8.00% (COPrS)..............................       101,400        2,551,224     7.95
                                                                            --------------

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                                       7






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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
    AUTOMOTIVE                                       1.19%
        DaimlerChrysler, 7.25% (CBTCS).....................        23,708   $      614,037     6.99%
        DaimlerChrysler, 7.50% (CBTCS).....................        37,300          988,450     7.09
        Delphi Trust I, 8.25%, due 10/15/33, Series A......       456,100       12,200,675     7.70
        Ford Motor Co., 7.50%, Note........................        21,951          571,824     7.22
        Ford Motor Co., 8.00% (CORTS)......................        85,000        2,278,000     7.46
                                                                            --------------
                                                                                16,652,986
                                                                            --------------
     BANK                                            2.42%
        ASBC Capital I, 7.625%, Series A (TOPrS)...........        75,500        2,052,845     7.02
        Cobank ACB, 7.00%, 144A(a).........................       200,000       10,655,460     6.57
        Colonial Capital Trust IV, 7.875%..................       310,000        8,258,400     7.39
        Countrywide Capital IV, 6.75%......................        71,100        1,876,329     6.40
        First Republic Bank, 6.70%.........................       200,000        5,156,000     6.52
        Fleet Capital Trust VII, 7.20% Series..............        94,800        2,551,068     6.69
        Fleet Capital Trust VIII, 7.20% Series.............        87,900        2,404,944     6.58
        Old Second Bancorp Capital Trust I, 7.80%..........        90,000          984,150     7.13
                                                                            --------------
                                                                                33,939,196
                                                                            --------------
    BANK -- FOREIGN                                  1.18%
        Abbey National PLC, 7.375%, Series B...............       105,700        2,941,631     6.61
        Abbey National PLC, 7.375%, Series C...............       493,264       13,668,345     6.64
                                                                            --------------
                                                                                16,609,976
                                                                            --------------
    ELECTRIC -- INTEGRATED                           1.03%
        Energy East Capital Trust I, 8.25%.................        61,000        1,682,990     7.47
        Northern States Power Co., 8.00%, Notes (PINES)....        41,700        1,160,094     7.19
        Penelec Capital Trust, 7.34% (TOPrS)...............        12,300          311,559     7.26
        PSEG Funding Trust II, 8.75% Series................       199,900        5,707,145     7.67
        Puget Sound Energy Capital Trust II, 8.40%
           (TOPrS).........................................        95,800        2,574,146     7.82
        Southern California Edison, 7.23%, due 4/30/07,
           Series M........................................        12,300        1,251,525     7.11
        Virginia Power Capital Trust II, 7.375%, (TruPS)...        62,061        1,703,574     6.70
                                                                            --------------
                                                                                14,391,033
                                                                            --------------
    FINANCE                                          1.19%
      AUTO LOAN                                      0.32%
        Ford Motor Credit Co., 7.60%, Note.................        82,800        2,214,900     7.10
        General Motors Acceptance Corp., 7.25%, Notes......        84,900        2,237,964     6.87
                                                                            --------------
                                                                                 4,452,864
                                                                            --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

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                                       8






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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
      CREDIT CARD                                    0.78%
        MBNA Capital, 8.125%, Series D (TruPS).............       234,100   $    6,365,179     7.47%
        MBNA Capital, 8.10%, Series E (TOPrs)..............       166,300        4,628,129     7.29
                                                                            --------------
                                                                                10,993,308
                                                                            --------------
      DIVERSIFIED FINANCIAL SERVICES                 0.09%
        National Rural Utilities, 7.40% (QUICS)............        48,300        1,306,515     6.84
                                                                            --------------
        TOTAL FINANCE......................................                     16,752,687
                                                                            --------------
    GAS -- DISTRIBUTION                              3.45%
        Dominion CNG Capital, 8.40%........................        78,700        2,162,676     7.10
        Laclede Capital Trust I, 7.70% (TOPrS).............        47,900        1,334,015     6.93
        Southern Union Co., 7.55%, Series C................     1,040,000       28,704,000     6.85
        Southwest Gas Capital Trust II, 7.70%..............       600,000       16,194,000     7.15
                                                                            --------------
                                                                                48,394,691
                                                                            --------------
    INSURANCE                                        2.14%
      LIFE/HEALTH INSURANCE                          0.18%
        Lincoln National Capital V, 7.65%, Series E
           (TruPS).........................................        52,300        1,418,899     7.04
        Torchmark Capital Trust I, 7.75%...................        41,000        1,132,010     7.03
                                                                            --------------
                                                                                 2,550,909
                                                                            --------------
      MULTI-LINE                                     0.79%
        ING Groep NV, 7.05% Series.........................       241,600        6,532,864     6.51
        ING Groep NV, 7.20% Series.........................       165,700        4,538,523     6.57
                                                                            --------------
                                                                                11,071,387
                                                                            --------------
      PROPERTY/CASUALTY                              0.98%
        ACE Ltd., 7.80%, Series C..........................       380,400       10,651,200     6.96
        St. Paul Capital Trust I, 7.60% (TruPS)............       114,130        3,114,608     6.96
                                                                            --------------
                                                                                13,765,808
                                                                            --------------
      REINSURANCE -- FOREIGN                         0.19%
        RenaissanceRE Holdings Ltd., 8.10%, Series A.......        30,900          855,930     7.33
        RenaissanceRE Holdings Ltd., 7.30%, Series B.......        65,900        1,823,453     6.61
                                                                            --------------
                                                                                 2,679,383
                                                                            --------------
        TOTAL INSURANCE....................................                     30,067,487
                                                                            --------------
    MEDIA                                            1.98%
      CABLE TELEVISION                               1.18%
        Shaw Communications, 8.45%, Series A (COPrS).......       199,092        5,009,155     8.39
        Shaw Communications, 8.50%, Series B (COPrS).......       459,700       11,589,037     8.45
                                                                            --------------
                                                                                16,598,192
                                                                            --------------

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                                       9






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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
      DIVERSIFIED SERVICES                           0.80%
        AOL Time Warner, 7.625%, Series A-1 (CABCO)........       104,600   $    2,843,028     7.03%
        Liberty Media Corp., 8.75% (CBTCS).................       198,500        5,383,320     8.08
        Liberty Media Corp., 8.75% (PPLUS).................       108,145        2,995,616     7.91
                                                                            --------------
                                                                                11,221,964
                                                                            --------------
        TOTAL MEDIA........................................                     27,820,156
                                                                            --------------
    MEDICAL -- HMO                                   0.06%
        Aetna, 8.50%, Senior Notes.........................        32,000          888,960     7.67
                                                                            --------------
    OIL -- EXPLORATION                               1.17%
        Nexen, 7.35%, due 11/1/43, Series B................       608,660       16,379,041     6.84
                                                                            --------------
    REAL ESTATE                                      7.14%
        Apartment Investment and Management Co., 8.00%,
           Series T........................................        93,700        2,408,090     7.78
        Cousins Properties, 7.75%, Series A................       457,500       12,581,250     7.05
        Developers Diversified Realty Corp., 8.00%,
           Series G........................................        38,700        1,070,442     7.23
        Forest City Enterprises, 7.375%, Senior Notes......        50,000        1,274,000     7.22
        Glimcher Realty Trust, 8.75%, Series F.............       280,000        7,470,400     8.21
        Glimcher Realty Trust, 8.125%, Series G............       240,000        6,216,000     7.84
        Health Care REIT, 7.875%, Series D.................       100,000        2,639,000     7.46
        Innkeepers USA Trust, 8.00%, Series C..............        88,000        2,244,000     7.84
        iStar Financial, 7.875%, Series E..................       400,000       10,460,000     7.53
        iStar Financial, 7.80%, Series F...................       292,400        7,587,780     7.51
        iStar Financial, 7.65%, Series G...................        80,000        2,080,000     7.35
        Kilroy Realty Corp, 7.80%, Series E................       100,000        2,700,000     7.22
        Maguire Properties. 7.625%, Series A...............       288,900        7,450,731     7.41
        Mid-America Apartment Communities, 8.30%,
           Series H(a).....................................       690,600       18,162,780     7.91
        Mills Corp., 8.75%, Series E.......................       197,600        5,414,240     7.99
        Omega Healthcare Investors, 8.375%, Series D.......       200,000        5,240,000     7.98
        Saul Centers, 8.00%, Series A......................        94,400        2,596,000     7.27
        SL Green Realty Corp., 7.625%, Series C............       100,000        2,615,000     7.30
                                                                            --------------
                                                                               100,209,713
                                                                            --------------
    TELECOMMUNICATION SERVICES                       1.59%
        Centaur Funding Corp., 9.08%(b)....................        13,908       17,494,581     7.22
        Telephone & Data Systems, 7.60%, Series A..........       175,600        4,811,440     6.93
                                                                            --------------
                                                                                22,306,021
                                                                            --------------
             TOTAL PREFERRED SECURITIES -- $25 PAR VALUE
               (Identified cost -- $328,644,967)...........                    346,963,171
                                                                            --------------

-------------------
(a) 200,000 shares segregated as collateral for the interest rate swap transactions.

(b) The fund prices this security at fair value using procedures approved by the fund's board of directors.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
  PREFERRED SECURITIES -- CAPITAL TRUST             31.94%
    BANK                                             6.91%
        AgFirst Farm Credit Bank, 7.30%, due 10/14/49,
           144A............................................    30,000,000   $   31,483,950     6.96%
        Astoria Capital Trust I, 9.75%, due 11/1/29, Series
           B...............................................    13,500,000       16,031,250     8.21
        BankBoston Capital Trust II, 7.75%, due 12/15/26...     1,500,000        1,692,248     6.87
        BT Preferred Capital Trust II, 7.875%, due
           2/25/27.........................................     5,000,000        5,665,050     6.95
        Great Western Financial Trust II, 8.206%, due
           2/1/27, Series A................................     5,232,000        6,196,273     6.93
        ML Capital Trust I, 9.875%, due 3/1/27, Series B...     1,800,000        2,152,296     8.26
        Republic New York Capital I, 7.75%, due 11/15/26
           (TruPS).........................................     1,000,000        1,134,385     6.83
        Roslyn Preferred Trust FRN, 4.78%, due 4/1/32,
           144A............................................    10,000,000       10,300,000     4.64
        Roslyn Real Estate Asset Corp. FRN, 4.813%, due
           9/30/08, Series D...............................           100       10,150,000     4.82
        Sky Financial Capital Trust I, 9.75%, due 5/1/30,
           Series B........................................     3,000,000        3,517,500     7.97
        Webster Capital Trust I, 9.36%, due 1/29/27,
           144A............................................     7,300,000        8,594,217     7.95
                                                                            --------------
                                                                                96,917,169
                                                                            --------------
    BANK -- FOREIGN                                  8.64%
        BNP Paribas Capital Trust V, 7.20%.................    19,550,000       20,774,104     6.78
        CA Preferred Fund Trust, 7.00%, due 1/29/49
           (Eurobond)......................................    28,200,000       29,693,528     6.65
        HBOS Capital Funding LP, 6.85%.....................    29,000,000       30,294,241     6.56
        HSBC Capital Funding LP, 10.176%...................     9,680,000       14,622,850     6.74
        RBS Capital Trust B, 6.80%.........................    24,700,000       25,913,560     6.48
                                                                            --------------
                                                                               121,298,283
                                                                            --------------
    ELECTRIC -- INTEGRATED                           2.16%
        Dominion Resources Capital Trust III, 8.40%, due
           1/15/31.........................................    21,732,000       27,438,845     6.65
        DPL Capital Trust, 8.125%, due 9/1/31..............     3,000,000        2,865,000     8.51
                                                                            --------------
                                                                                30,303,845
                                                                            --------------
    FINANCE                                          4.19%
      CREDIT CARD                                    0.50%
        MBNA Capital, 8.278%, due 12/1/26, Series A........     6,200,000        6,980,276     7.35
                                                                            --------------
      DIVERSIFIED FINANCIAL SERVICES                 1.84%
        Old Mutual Capital Funding, 8.00%, due 5/29/49
           (Eurobond)......................................    25,000,000       25,872,775     7.73
                                                                            --------------
      INVESTMENT BANKER/BROKER                       0.88%
        Chase Capital I, 7.67%, due 12/1/06................     2,519,000        2,802,355     6.89
        JPM Capital Trust I, 7.54%, due 1/15/27............     1,925,000        2,154,296     6.74
        JPM Capital Trust II, 7.95%, due 2/27/07...........     6,400,000        7,330,189     6.94
                                                                            --------------
                                                                                12,286,840
                                                                            --------------
      MORTGAGE LOAN/BROKER                           0.97%
        Countrywide Capital III, 8.05%, due 6/15/27, Series
           B (SKIS)........................................    11,285,000       13,647,582     6.66
                                                                            --------------
        TOTAL FINANCE......................................                     58,787,473
                                                                            --------------

                                                                NUMBER                       DIVIDEND
                                                               OF SHARES        VALUE         YIELD
                                                              -----------   --------------   --------
     FOOD-- DAIRY PRODUCTS                           0.75%
        Dairy Farmers of America, 7.875%, 144A(a)..........       105,000   $   10,541,475     7.85%
                                                                            --------------
    INSURANCE                                        7.37%
      BROKERS                                        0.29%
        Aon Capital Trust A, 8.205%, due 1/1/27............     3,500,000        4,034,461     7.12
                                                                            --------------
      LIFE/HEALTH                                    0.31%
        AmerUS Capital, 8.85%, due 2/1/27, Series A........     4,000,000        4,399,512     8.05
                                                                            --------------
      MULTI-LINE                                     5.58%
        AXA, 7.10%, due 5/29/49 (Eurobond).................    28,500,000       29,849,475     6.78
        GenAmerica Capital I, 8.525%, due 6/30/27..........    14,000,000       16,766,344     7.12
        USF&G Capital, 8.312%, due 7/1/46..................     2,000,000        2,370,662     7.01
        Zurich Capital Trust I, 8.376%, due 6/1/37.........    25,212,000       29,301,689     7.21
                                                                            --------------
                                                                                78,288,170
                                                                            --------------
      PROPERTY/CASUALITY                             1.19%
        W.R. Berkley Capital Trust, 8.197%, due 12/15/45...    15,100,000       16,779,543     7.38
                                                                            --------------
        TOTAL INSURANCE....................................                    103,501,686
                                                                            --------------
    PIPELINES                                        1.92%
        K N Capital Trust I, 8.56%, due 4/15/27 (TruPS)....     9,513,000       11,578,434     7.03
        K N Capital Trust III, 7.63%, due 4/15/28
           (TruPS).........................................    13,330,000       15,423,716     6.59
                                                                            --------------
                                                                                27,002,150
                                                                            --------------
             TOTAL PREFERRED SECURITIES -- CAPITAL TRUST
               (Identified cost -- $427,131,541)...........                    448,352,081
                                                                            --------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                           -----------
CORPORATE BOND                                    6.29%
    AUTOMOTIVE                                    4.62%
         Ford Holdings, 9.30%, due 3/1/30...............   $ 2,500,000        2,878,550
         Ford Motor Co., 9.98%, due 2/15/47.............    14,400,000       17,976,226
         General Motors Corp., 7.375%, due 5/23/48......    27,377,000       27,184,759
         General Motors Corp., 8.25%, due 7/15/23.......    15,000,000       16,785,420
                                                                         --------------
                                                                             64,824,955
                                                                         --------------
    INVESTMENT BANKER/BROKER                      0.23%
         NBP Capital Trust III, 7.375%, due 10/29/49....     3,000,000        3,192,822
                                                                         --------------


-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                            PRINCIPAL
                                                             AMOUNT          VALUE
                                                           -----------   --------------
    MEDIA -- DIVERSIFIED SERVICES                1.08%
         Liberty Media Corp., 8.25%, due 2/1/30.........   $12,250,000   $   15,134,814
                                                                         --------------
    REAL ESTATE                                  0.36%
         BF Saul Real Estate Investment Trust, 7.50%,
           due 3/1/14, 144A.............................     5,000,000        5,087,500
                                                                         --------------
             TOTAL CORPORATE BOND (Identified
                cost -- $79,874,408)....................                     88,240,091
                                                                         --------------
COMMERCIAL PAPER                                 0.20%
         UBS Financial, 0.87%, due 4/1/04
           (Identified cost -- $2,808,000)..............     2,808,000        2,808,000
                                                                         --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,784,198,682) ...................... 147.74%                  2,073,662,336
OTHER ASSETS IN EXCESS OF LIABILITIES  ........... 0.07%                        952,083
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET
  PREFERRED SHARES: SERIES M7, SERIES T7,
  SERIES W7, SERIES TH7, SERIES F7
  (Equivalent to $25,000 per share based on
  3,280 shares outstanding per class),
  SERIES W28A, SERIES W28B, SERIES
  W28C (Equivalent to $25,000 per share
  based on 2,800 shares outstanding per class),
  AND SERIES T28 (Equivalent to $25,000 per
  share based on 2,040 shares outstanding
  per class) ................................... (47.81)%                  (671,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES
  (Equivalent to $29.09 per share based on
  48,251,666 shares of capital stock
  outstanding) .................................. 100.00%                $1,403,614,419
                                                                         --------------
                                                                         --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

                CABCO --     Corporate Asset Backed Corporation
                CBTCS --     Corporate Backed Trust Certificates
                COPrS --     Canadian Origin Preferred Securities
                CORTS --     Corporate Backed Trust Securities
                PINES --     Public Income Notes
                PPLUS --     Preferred Plus Trust
                QUICS --     Quarterly Income Capital Securities
                SATURNS --   Structured Asset Trust Unit Repackagings
                SKIS --      Subordinated Capital Income Securities
                TOPrS --     Trust Originated Preferred Securities
                TruPS --     Trust Preferred Securities

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at March 31, 2004 are as follows:

                                                                                             UNREALIZED
                            NOTIONAL      FIXED     FLOATING RATE(a)                        APPRECIATION/
      COUNTERPARTY           AMOUNT       RATE     (RESET MONTHLY)     TERMINATION DATE    (DEPRECIATION)
------------------------   -----------   -------   ----------------   ------------------   --------------
Royal Bank of Canada       $43,250,000   3.4520%        1.090%           August 25, 2007    $   (946,025)
Royal Bank of Canada       $58,125,000   3.3980%        1.090%        September 16, 2008      (1,693,910)
UBS AG                     $58,125,000   2.8325%        1.090%           August 25, 2006      (1,055,536)
UBS AG                     $58,125,000   3.9900%        1.090%           August 25, 2009      (2,194,347)
UBS AG                     $58,125,000   4.3975%        1.090%           August 25, 2010      (3,048,872)
UBS AG                     $58,125,000   4.5950%        1.090%           August 25, 2011      (3,361,028)
Merrill Lynch Derivative
  Products AG              $43,625,000   3.3200%        1.090%          October 22, 2007      (1,073,910)
Merrill Lynch Derivative
  Products AG              $58,500,000   3.2075%        1.098%           October 2, 2008        (528,021)
Merrill Lynch Derivative
  Products AG              $20,000,000   3.4100%        1.090%          January 13, 2009        (305,516)
                                                                                            ------------
                                                                                            $(14,207,165)
                                                                                            ------------
                                                                                            ------------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2004.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                            FINANCIAL HIGHLIGHTS (a)
                           MARCH 31, 2004 (UNAUDITED)

                                                                            NET ASSET VALUE
                                                  TOTAL NET ASSETS             PER SHARE
                                            -----------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/03.............                 $1,287,187,821            $26.68
    Net investment income.................  $ 19,043,169                    $ 0.39
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions.......................   123,840,998                      2.57
Distributions from net investment income
  to:
    Common shareholders...................   (24,608,350)                    (0.51)
    Preferred shareholders................    (1,849,219)                    (0.04)
                                            ------------                    ------
Net increase in net asset value...........                    116,426,598              2.41
                                                           --------------            ------
End of period: 3/31/2004..................                 $1,403,614,419            $29.09
                                                           --------------            ------
                                                           --------------            ------

                               TOTAL RETURN (b)
                   (PERIOD ENDED MARCH 31, 2004) (UNAUDITED)
                                SINCE INCEPTION
                                   (6/27/03)
                                   ---------
                                     28.46%

                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

(b)  Based on net asset value.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN

                  COHEN & STEERS                                       COHEN & STEERS
                EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
       A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                 FOR TOTAL RETURN:                               FOR CAPITAL APPRECIATION:

                  COHEN & STEERS                                       COHEN & STEERS
                   UTILITY FUND                                      SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES
                                                          CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       17

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Gregory C. Clark                       FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
Bonnie Cohen                           Boston, MA 02110
Director
                                       TRANSFER AGENT -- COMMON SHARES
George Grossman                        Equiserve Trust Company
Director                               150 Royall Street
                                       Canton, MA 02021
Richard J. Norman                      (800) 426-5523
Director
                                       TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                          The Bank of New York
Director                               100 Church Street
                                       New York, NY 10007
Willard H. Smith Jr.
Director                               LEGAL COUNSEL
                                       Simpson Thacher & Bartlett LLP
Greg E. Brooks                         425 Lexington Avenue
Vice president                         New York, NY 10017

William F. Scapell                     New York Stock Exchange Symbol: RNP
Vice president                         Web site: cohenandsteers.com

Adam Derechin                          This report is for shareholder
Vice president and assistant treasurer information. This is not a prospectus intended for use in the
Lawrence B. Stoller                    purchase or sale of fund shares.
Assistant secretary                    Past performance is of course no
                                       guarantee of future results and your
                                       investment may be worth more or less
                                       at the time you sell.

--------------------------------------------------------------------------------
                                       18

COHEN & STEERS
REIT AND PREFERRED INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


       COHEN & STEERS
REIT AND PREFERRED INCOME FUND
------------------------------
      QUARTERLY REPORT
       MARCH 31, 2004